RELATED PARTY TRANSACTION: TREPPEL NOTE PAYABLE	9 Months Ended
Dec. 31, 2013
Debt Disclosure [Abstract]
Treppel Note Payable Disclosure [Text Block]
NOTE 15 -        RELATED PARTY TRANSACTION: TREPPEL NOTE PAYABLE

On November 21, 2013, Elite entered into an unsecured convertible note (the “Treppel Note”) with Jerry Treppel (“Treppel”), Elite’s Chairman of the Board, in the amount of $600,000 for the unpaid current principal amount owed pursuant to the Treppel Bridge Loan Agreement (“Treppel Credit Line”). The original Treppel Credit Line agreement was executed on June 12, 2012 and amended on December 5, 2012 and August 2, 2013.

The Treppel Note is interest free and due and payable on the third anniversary of its issuance. Subject to certain limitations, the principal amount of the Treppel Note is convertible at the option of Treppel on and after the first anniversary of the date of the Treppel Note into shares of the Company’s Common Stock at a rate of $0.099 (approximately 10,101 shares per $1,000 in principal amount), the closing market price of the Company’s Common Stock on the date that the Treppel Note was executed. The conversion rate is adjustable for customary corporate actions such as stock splits and, subject to certain exclusions, includes weighted average anti-dilution for common stock transactions at prices below the then applicable conversion rate.

The foregoing description of the Treppel Note is qualified in its entirety by reference to the full text of the Note, a copy of which is attached as Exhibit 10.1 to the Current Report on Form 8-K filed with the SEC on November 26, 2013, with such exhibit and filing being herein in its entirety by reference. The representations, warranties and covenants contained in such Note was made only for purposes of such Note and as of a specific date, was solely for the benefit of the parties to such Note, and may be subject to limitations agreed upon by the contracting parties.

The Treppel Note has been recorded as a derivative instrument using the fair value method, with such fair value being recorded at issuance, and subsequently as of the Balance Sheet Date. Furthermore, as a result of the requirement to record the fair value both initially and subsequently, there were insufficient proceeds to allocate any amount the conversion feature of the Treppel Note, and accordingly, it has no carrying value on the inception date.

The following table summarizes the relevant components of the valuation at issuance and as of the Balance Sheet Date:

	Issuance Date	Balance
	Nov 21, 2013	Sheet Date
Principal amount of Treppel Note	$600,000	$600,000
Conversion Rate	$0.099	$0.099
Underlying common shares into which the Treppel Note may convert	6,060,606	6,060,606

Closing price of Common Stock at valuation date	$0.099	$0.12
Treppel Note derivative liability at valuation date	$600,000	$727,273

Derivative expense from the change in fair value of the Treppel Note	$-0-	$127,273

Please see Note 16-Subsequent Events.